UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08081

Name of Fund:  BlackRock MuniHoldings Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 04/30/07

Date of reporting period: 05/01/06 - 04/30/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Annual Reports


APRIL 30, 2007


BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. seek to provide shareholders with current income exempt from federal income taxes by investing primarily in portfolios of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. Under normal circumstances, BlackRock MuniHoldings Insured Fund, Inc. invests at least 80% of its total assets in municipal bonds that are covered by insurance.

These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.



Quality Profiles as of April 30, 2007


                                               Percent of
BlackRock MuniHoldings Fund, Inc. by             Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           40.3%
AA/Aa                                              9.6
A/A                                               14.3
BBB/Baa                                           13.8
BB/Ba                                              0.9
B/B                                                1.1
CCC/Caa                                            1.9
NR (Not Rated)                                    17.0
Other*                                             1.1

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



                                               Percent of
BlackRock MuniHoldings Insured                   Total
Fund, Inc. by S&P/Moody's Rating              Investments

AAA/Aaa                                           88.7%
AA/Aa                                              3.9
A/A                                                3.0
BBB/Baa                                            3.6
Other*                                             0.8

 * Includes portfolio holdings in short-term investments and variable rate demand notes.




Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORTS                                                   APRIL 30, 2007



A Letter to Shareholders


Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:


Total Returns as of April 30, 2007                                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            + 8.60%        +15.24%
Small cap U.S. equities (Russell 2000 Index)                                           + 6.86         + 7.83
International equities (MSCI Europe, Australasia, Far East Index)                      +15.46         +19.81
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 2.64         + 7.36
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 1.59         + 5.78
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.96         +11.72


If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the un-certainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



ANNUAL REPORTS                                                   APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers


The Funds' total return performance exceeded that of their respective Lipper category averages for the fiscal year as we remained focused on generating yield and protecting net asset value.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, long-term bond yields generally moved lower as bond prices, which move opposite of yields, increased. The long-term tax-exempt bond market's solid technical position allowed it to outperform the taxable U.S. Treasury market during the period.

Bond prices began to improve in late June 2006 as economic growth weakened. The improvement accelerated in response to the Federal Reserve Board's (the
Fed) decision in August to keep its target interest rate on hold at 5.25% after 17 consecutive interest rate hikes since mid-2004. The bond price rally continued in the fall amid moderating oil prices and slower gross domestic product (GDP) growth. By the end of November, 30-year U.S. Treasury bond yields had fallen to 4.56%.

In early 2007, stronger-than-expected economic releases, especially related to employment, caused long-term bond prices to give back some of their gains. At the end of April 2007, U.S. Treasury bond yields stood at 4.81%, a decline of 36 basis points (.36%) over the past 12 months. Ten-year U.S. Treasury yields fell 44 basis points to 4.63% during the same period.

The tax-exempt bond market benefited from robust demand, which outstripped a resurgent new-issue calendar and allowed long-term municipal bonds to outperform comparable-maturity Treasury issues. As measured by Municipal Market Data, yields on AAA-rated municipal bonds maturing in 30 years declined 43 basis points to 4.10% during the past year. Yields on intermediate maturities fell less than longer-term municipal yields. Ten-year, AAA-rated tax-exempt bond yields stood at 3.76% at the end of April, a decline of 32 basis points over the past year.

Investor demand for municipal product continued to strengthen throughout the 12-month period. The Investment Company Institute reports that long-term municipal bond funds received over $8.7 billion in net new cash flows during the first three months of 2007, a 42% increase compared to the first three months of 2006. Weekly fund flows, as reported by AMG Data, also have risen. Weekly inflows during the April 2007 quarter averaged over $489 million, up from a weekly average of $400 million in fourth quarter 2006. The improving demand among retail investors reflects, in large part, increased acceptance of lower nominal yields and bond coupon structure. Throughout much of last year, retail-oriented municipal bond broker/dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing nominal coupons below 5%. As tax-exempt bond yields have stabilized in recent months, it appears retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics, which has served to support the market's performance.

In terms of supply, more than $420 billion in new long-term tax-exempt bonds was underwritten during the past 12 months, an increase of 11% relative to the same period a year ago. The pace of new long-term municipal bond issuance increased over the past six months, when more than $225 billion in new tax-exempt bonds was issued, an increase of greater than 30% compared to the same six months a year ago. So far this year, more than $135 billion in long-term municipal bonds has been underwritten, putting 2007 annual issuance some 4% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding issues. In the first four months of 2007, we have seen 10 underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by market participants, especially non-traditional and foreign buyers who find the liquidity afforded by these deals to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen this year is unlikely to abate significantly, leading to record or near-record annual issuance. Relatively stable yield ratios compared to taxable bonds, coupled with a comparatively steep municipal yield curve, should help to sustain traditional and non-traditional investor interest in tax-exempt bonds and support the market's performance into mid-2007.



ANNUAL REPORTS                                                   APRIL 30, 2007


BlackRock MuniHoldings Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended April 30, 2007, the Common Stock of BlackRock MuniHoldings Fund, Inc. had net annualized yields of 5.38% and 5.39%, based on a year-end per share net asset value of $16.51 and a per share market price of $16.49, respectively, and $.888 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.06%, based on a change in per share net asset value from $16.14 to $16.51, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +7.42% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

As in prior reporting periods, Fund performance continued to be driven by our above-average dividend yield, which is largely the result of the Fund's exposure to lower-rated, higher-yielding credits. Another significant driver of positive performance was the refunding activity that has been evident in the market for some time. A number of the Fund's holdings were refunded during the period and enjoyed subsequent increases in value. An additional benefit of the refunding activity was a boost in the overall credit profile of the portfolio as some of our lower-rated or non-rated bonds were refunded (when a bond is refunded, the risk of default essentially drops to zero and, therefore, raises the credit quality to the equivalent of an AAA-rated issue).

For the most part, the Fund's interest rate exposure remained neutral during the period and did not have a significant effect on performance. On the negative side, a widening in credit spreads in the healthcare industry was a detractor, although the Fund's underweight exposure to that sector significantly limited its influence on overall performance.

For the six-month period ended April 30, 2007, the total investment return on the Fund's Common Stock was +2.28%, based on a change in per share net asset value from $16.57 to $16.51, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

In our semi-annual report to shareholders, we noted that portfolio activity had been focused on taking advantage of further flattening in the municipal yield curve by shifting assets to the 10-year to 15-year area of the curve. During the most recent six months, we made only modest efforts to pursue this strategy as we came to believe that the yield curve will potentially maintain its flatness for an extended period of time. While we still see the greatest value in the 10-year to 15-year part of the curve, we also foresee continued strength on the long end due, in part, to high demand from traditional investors who are drawn to the positively sloped municipal curve versus other asset classes. Addition-ally, issuers have lately become more inclined to raise capital through structured derivative products rather than traditional bonds. Should investor demand for structured products remain strong, the supply of long-term fixed rate bonds may be reduced, which would lend further strength to the long end of the curve.

Other activity during the 12-month period included an effort to increase exposure to the high-grade health care sector as part of our larger goal of upgrading the overall credit quality profile of the portfolio. As heavy issuance materialized in the sector, bond prices declined and we found attractive values on high-grade issues (AA or AAA). Given the persistently narrow credit spreads of these sectors and the added incentive of reduced prices on high-grade credits, we were able to increase the quality of the portfolio with less yield loss than is typically associated with a credit upgrade.



ANNUAL REPORTS                                                   APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (concluded)


For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.85% for Series A, 3.88% for Series B and 3.80% for Series C. After raising short-term interest rates in May and June, the Fed opted to keep the target interest rate on hold at 5.25% through the rest of the period. As such, the Fund's borrowing costs started to stabilize and even move slightly lower as the period progressed, although the period ended with a typical rate spike related to the income tax filing deadline in April. The municipal yield curve maintained its positive slope and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was neutrally positioned in terms of interest rate risk, as it appears that the Fed will refrain from changing its target short-term interest rate for some time. When we see more definite signs that the economy is indeed continuing to slow to the point where the Fed is likely to lower rates, we will look to adjust the portfolio to take advantage of the falling-rate environment. We also will continue to work on reducing the portfolio's credit exposure while maintaining the competitive income to shareholders that the Fund has consistently achieved for several years. At period-end, our borrowing costs were still elevated due to the seasonal spike associated with tax season, but we expect rates to settle back rather quickly and allow us more flexibility to pursue our credit strategies.


BlackRock MuniHoldings Insured Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended April 30, 2007, the Common Stock of BlackRock MuniHoldings Insured Fund, Inc. had net annualized yields of 4.43% and 4.75%, based on a year-end per share net asset value of $14.10 and a per share market price of $13.13, respectively, and $0.624 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.29%, based on a change in per share net asset value from $13.80 to $14.10, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +6.77% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's high accrual rate facilitated its favorable total return performance. Our holdings in five-year to 10-year prerefunded bonds, which offered higher yields than those currently available in the municipal market, contributed to that high accrual rate. The Fund's slightly defensive posture on interest rates detracted from performance somewhat, particularly as the market rallied toward the end of 2006. We have taken steps to move toward a more neutral duration stance.

For the six-month period ended April 30, 2007, the total investment return on the Fund's Common Stock was +1.50%, based on a change in per share net asset value from $14.22 to $14.10, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Our efforts remained focused on capturing the greatest relative value in the municipal market, with emphasis on protecting the Fund's underlying value and enhancing yield in the portfolio.



ANNUAL REPORTS                                                   APRIL 30, 2007



In the first half of the fiscal year, the lack of new-issue supply and increased demand for municipal bonds caused spreads to narrow in all sectors of the municipal market. Amid these tight spreads, we increased our exposure to tax-exempt bonds in high demand states, such as New York and New Jersey, in an effort to capitalize on any shift in the demand/supply imbalance. Increased issuance in the latter half of the year provided more investment opportunities, although the new issues did not necessarily come with the maturities and coupon structures that we were seeking for the portfolio.

Late in the period, we sold some shorter-dated prerefunded bonds and with the proceeds purchased longer-dated securities for their incremental yield advantage. For the most part, we sold bonds with maturities of 15-years to 20-years and looked to buy bonds in the 25-year to 30-year maturity range with coupons in the area of 5%. We also selectively used the Fund's uninsured "basket" to add higher-yielding credits to the portfolio. The Fund is required to invest 80% of its net assets in insured municipal bonds, with some flexibility to invest in uninsured issues. Overall, we increased exposure to uninsured credits approximately 2%-3% in an effort to capitalize on yield-enhancement opportunities.

From a sector perspective, we bought some health care-related issues, reflecting supply trends in the market but also our perception of attractive relative value. In particular, we purchased some Florida hospital bonds that were available with relatively attractive yields.

For the six months ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.85% for Series A and 3.85% for Series B. The Fed kept its target interest rate unchanged at 5.25% from August 2006 forward. As such, the Fund's borrowing costs generally stabilized in the latter half of the fiscal period. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We expect the Fed to keep interest rates on hold for now and, against this backdrop, anticipate crosscurrents of strength and weakness in the market. The Fund ended the period in a slightly defensive position. We will continue to target a more neutral duration as the market presents opportunities in the form of higher yields. As that occurs, we intend to continue our strategy of selling prerefunded bonds with shorter maturities and investing in the 20-year to 30-year area of the municipal curve, where we continue to see the most compelling relative value.


Theodore R. Jaeckel Jr., CFA
Portfolio Manager
BlackRock MuniHoldings Fund, Inc.


Robert D. Sneeden
Portfolio Manager
BlackRock MuniHoldings Insured Fund, Inc.



ANNUAL REPORTS                                                   APRIL 30, 2007



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of April 30, 2007, BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 35.27% and 42.45% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. (See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.)



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments as of April 30, 2007

                           BlackRock MuniHoldings Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Alabama--4.2%

             Birmingham, Alabama, Special Care Facilities
               Financing Authority, Revenue Refunding Bonds
               (Ascension Health Credit), Series C-2:
  $ 1,590       5% due 11/15/2036                                    $    1,649
    1,160       5% due 11/15/2039                                         1,200
    1,750    Camden, Alabama, IDB, Exempt Facilities Revenue
               Bonds (Weyerhaeuser Company), Series A, 6.125%
               due 12/01/2024                                             1,915
    4,550    Jefferson County, Alabama, Limited Obligation School
               Warrants, Series A, 5% due 1/01/2024                       4,751


Arizona--3.0%

             Maricopa County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project 1), Series A:
      900       6.50% due 7/01/2012                                         919
    2,200       6.75% due 7/01/2029                                       2,246
    2,215    Phoenix, Arizona, IDA, Airport Facility, Revenue
               Refunding Bonds (America West Airlines Inc. Project),
               AMT, 6.30% due 4/01/2023                                   2,254
    1,000    Pinal County, Arizona, COP, 5% due 12/01/2029                1,031
      510    Show Low, Arizona, Improvement District No. 5,
               Special Assessment Bonds, 6.375% due 1/01/2015               520


Arkansas--0.9%

    2,000    University of Arkansas, University Construction
               Revenue Bonds (UAMS Campus), Series B, 5%
               due 11/01/2023 (h)                                         2,117


California--20.3%

      875    Agua Caliente Band of Cahuilla Indians, California,
               Casino Revenue Bonds, 5.60% due 7/01/2013                    911
    5,700    California Health Facilities Financing Authority
               Revenue Bonds (Sutter Health), Series A, 5.25%
               due 11/15/2046                                             6,019
    2,965    California Infrastructure and Economic Development
               Bank, Insured Revenue Bonds (Rand Corporation),
               Series A, 5.50% due 4/01/2032 (b)                          3,163
             California State, GO:
    2,400       5.50% due 4/01/2014 (i)                                   2,665
      100       5.50% due 4/01/2028                                         110
    6,800    California State Public Works Board, Lease Revenue
               Bonds (Department of Corrections), Series C, 5.25%
               due 6/01/2028                                              7,199



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

  $ 3,870    California Statewide Communities Development
               Authority, Health Facility Revenue Bonds (Memorial
               Health Services), Series A, 6% due 10/01/2023         $    4,219
    2,000    East Side Union High School District, California,
               Santa Clara County, GO (Election of 2002),
               Series D, 5% due 8/01/2021 (k)                             2,139
    1,165    Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Bonds,
               Series A-3, 7.875% due 6/01/2013                           1,421
      915    Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Refunding
               Bonds, Senior Series A-1, 5.125% due 6/01/2047               917
    4,745    Los Angeles, California, Unified School District, GO,
               Series A, 5% due 7/01/2013 (h)(i)                          5,096
             Montebello, California, Unified School District,
               GO (c)(m):
    2,405       5.61% due 8/01/2022                                       1,251
    2,455       5.61% due 8/01/2023                                       1,218
    2,095    Oceanside, California, Unified School District,
               GO (Election of 2000), Series C, 5.25%
               due 8/01/2032 (h)                                          2,216
    3,490    Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (e)               3,894
    1,000    Sunnyvale, California, School District, GO (Election of
               2004), Series A, 5% due 9/01/2026 (e)                      1,062
    2,915    Tustin, California, Unified School District, Senior Lien
               Special Tax Bonds (Community Facilities District
               Number 97-1), Series A, 5% due 9/01/2032 (e)               3,023

Colorado--1.7%

    2,645    Elk Valley, Colorado, Public Improvement Revenue
               Bonds (Public Improvement Fee), Series A, 7.35%
               due 9/01/2031                                              2,805
    1,000    Plaza Metropolitan District Number 1, Colorado, Tax
               Allocation Revenue Bonds (Public Improvement Fees),
               8.125% due 12/01/2025                                      1,009

Connecticut--2.4%

    2,165    Connecticut State Development Authority, Airport
               Facility Revenue Bonds (Learjet Inc. Project), AMT,
               7.95% due 4/01/2026                                        2,603
    2,735    Connecticut State Development Authority, IDR (AFCO
               Cargo BDL-LLC Project), AMT, 8% due 4/01/2030              2,958



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
FHA        Federal Housing Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments (continued)

                           BlackRock MuniHoldings Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida--8.6%

  $   400    Gainesville, Florida, Utilities System Revenue
               Refunding Bonds, VRDN, Series C, 3.98%
               due 10/01/2026 (f)                                     $     400
    2,900    Highlands County, Florida, Health Facilities Authority,
               Hospital Revenue Refunding Bonds (Adventist
               Health System), Series G, 5.125% due 11/15/2032            3,001
    2,340    Miami-Dade County, Florida, Subordinate Special
               Obligation Revenue Bonds, Series A, 5.24%
               due 10/01/2037 (h)(m)                                        508
             Midtown Miami, Florida, Community Development
               District, Special Assessment Revenue Bonds:
    2,250       Series A, 6.25% due 5/01/2037                             2,446
    2,550       Series B, 6.50% due 5/01/2037                             2,810
    3,225    Orange County, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Orlando Regional
               Healthcare), 6% due 12/01/2012 (i)                         3,581
    2,095    Orlando, Florida, Greater Orlando Aviation Authority,
               Airport Facilities Revenue Bonds (JetBlue Airways
               Corp.), AMT, 6.50% due 11/15/2036                          2,234
      800    Orlando, Florida, Urban Community Development
               District, Capital Improvement Special Assessment
               Bonds, Series A, 6.95% due 5/01/2033                         864
      725    Palm Coast Park Community Development District,
               Florida, Special Assessment Revenue Bonds, 5.70%
               due 5/01/2037                                                744
    1,615    Preserve at Wilderness Lake, Florida, Community
               Development District, Capital Improvement Bonds,
               Series A, 5.90% due 5/01/2034                              1,696
      400    Sarasota County, Florida, Public Hospital
               Board, Hospital Revenue Bonds (Sarasota
               Memorial Hospital), VRDN, Series A, 3.99%
               due 7/01/2037 (b)(f)                                         400
    1,000    Tern Bay Community Development District, Florida,
               Capital Improvement Revenue Refunding Bonds,
               Series A, 5.375% due 5/01/2037                             1,006

Georgia--0.9%

    1,750    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
               Station Project), 7.90% due 12/01/2024                     1,936

Illinois--3.4%

    1,000    Chicago, Illinois, O'Hare International Airport, Special
               Facility Revenue Refunding Bonds (American Airlines
               Inc. Project), 8.20% due 12/01/2024                        1,013
    1,200    Chicago, Illinois, Special Assessment Bonds (Lake
               Shore East), 6.75% due 12/01/2032                          1,300
    4,000    Illinois HDA, Homeowner Mortgage Revenue Bonds,
               AMT, Sub-Series C-2, 5.35% due 2/01/2027                   4,104
      700    Illinois State Finance Authority Revenue Bonds
               (Landing At Plymouth Place Project), Series A, 6%
               due 5/15/2025                                                746
      625    Naperville, Illinois, IDR (General Motors Corporation),
               Refunding, VRDN, 7.50% due 12/01/2012 (f)                    625



     Face
   Amount    Municipal Bonds                                           Value

Indiana--2.5%

  $ 8,325    Allen County, Indiana, Redevelopment District Tax
               Increment Revenue Bonds (General Motors
               Development Area), 7% due 5/15/2008 (i)(m)            $    5,695

Kentucky--0.9%

    2,000    Louisville and Jefferson Counties, Kentucky,
               Metropolitan Sewer District, Sewer and Drain System
               Revenue Bonds, Series A, 5.50% due 5/15/2034 (h)           2,149

Louisiana--4.3%

    4,115    Louisiana Public Facilities Authority, Hospital Revenue
               Bonds (Franciscan Missionaries of Our Lady Health
               System, Inc.), Series A, 5.25% due 8/15/2036               4,300
    1,750    New Orleans, Louisiana, Financing Authority Revenue
               Bonds (Xavier University of Louisiana Project),
               5.30% due 6/01/2026 (h)                                    1,839
    3,540    New Orleans, Louisiana, GO (Public Improvements),
               5% due 10/01/2033 (h)                                      3,675

Maryland--3.0%

    1,875    Anne Arundel County, Maryland, Special Obligation
               Revenue Bonds (Arundel Mills Project), 7.10%
               due 7/01/2009 (i)                                          2,039
    1,760    Maryland State Economic Development Corporation,
               Student Housing Revenue Bonds (University
               of Maryland College Park Project), 6%
               due 6/01/2013 (i)                                          1,981
    2,750    Maryland State Energy Financing Administration,
               Limited Obligation Revenue Bonds (Cogeneration-
               AES Warrior Run), AMT, 7.40% due 9/01/2019                 2,741

Massachusetts--3.6%

    2,900    Massachusetts State, HFA, Housing Revenue Bonds,
               AMT, Series A, 5.25% due 12/01/2048                        2,975
    5,000    Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A, 5%
               due 8/15/2030 (e)                                          5,288

Michigan--2.6%

    1,400    Flint, Michigan, Hospital Building Authority, Revenue
               Refunding Bonds (Hurley Medical Center), Series A,
               6% due 7/01/2020 (a)                                       1,525
    3,000    Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds (Detroit Edison Company
               Pollution Control Project), AMT, Series B, 5.65%
               due 9/01/2029                                              3,159
    1,300    Michigan State Strategic Fund, PCR (General Motors
               Corporation Project), VRDN, 7% due 12/01/2008 (f)          1,300

Minnesota--1.6%

    3,500    Minneapolis, Minnesota, Community Development
               Agency, Supported Development Revenue Refunding
               Bonds, Series G-3, 5.45% due 12/01/2011 (i)                3,750



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments (continued)

                           BlackRock MuniHoldings Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Mississippi--5.3%

  $ 7,675    Claiborne County, Mississippi, PCR, Refunding
               (System Energy Resources Inc. Project), 6.20%
               due 2/01/2026                                         $    7,704
    2,500    Mississippi Business Finance Corporation,
               Mississippi, PCR, Refunding (System Energy
               Resources Inc. Project), 5.90% due 5/01/2022               2,526
             Mississippi Development Bank, Special Obligation
               Revenue Refunding Bonds (Gulfport Water and
               Sewer System Project) (e):
    1,000       5.25% due 7/01/2017                                       1,101
      810       5.25% due 7/01/2019                                         889

Missouri--1.4%

    1,915    Fenton, Missouri, Tax Increment Revenue Refunding
               and Improvement Bonds (Gravois Bluffs), 7%
               due 10/01/2011 (i)                                         2,182
    1,000    Missouri State Development Finance Board,
               Infrastructure Facilities Revenue Refunding Bonds
               (Branson), Series A, 5.50% due 12/01/2032                  1,051

New Jersey--12.7%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    5,385       5.75% due 6/15/2029                                       5,826
    2,280       5.75% due 6/15/2034                                       2,454
             New Jersey EDA, Retirement Community Revenue
               Bonds, Series A (i):
    1,475       (Cedar Crest Village, Inc. Facility), 7.25%
                due 11/15/2011                                            1,693
    2,600       (Seabrook Village, Inc.), 8.25% due 11/15/2010            2,994
    1,965    New Jersey EDA, School Facilities Construction
               Revenue Bonds, Series O, 5.125% due 3/01/2030              2,088
             New Jersey EDA, Special Facility Revenue Bonds
               (Continental Airlines Inc. Project), AMT:
    1,000       6.625% due 9/15/2012                                      1,064
    2,950       6.25% due 9/15/2029                                       3,049
    3,325    New Jersey Health Care Facilities Financing Authority
               Revenue Bonds (South Jersey Hospital), 6%
               due 7/01/2012 (i)                                          3,660
    3,500    New Jersey State Turnpike Authority, Turnpike
               Revenue Bonds, Series C, 5% due 1/01/2030 (e)              3,696
    2,315    Tobacco Settlement Financing Corporation of
               New Jersey, Asset-Backed Revenue Bonds, 7%
               due 6/01/2013 (i)                                          2,720

New Mexico--2.6%

    2,000    Farmington, New Mexico, PCR, Refunding (Public
               Service Company of New Mexico--San Juan
               Project), Series A, 6.30% due 12/01/2016                   2,043
    3,720    New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (h)                                          4,003



     Face
   Amount    Municipal Bonds                                           Value

New York--14.0%

  $ 1,155    Dutchess County, New York, IDA, Civic Facility
               Revenue Refunding Bonds (Saint Francis Hospital),
               Series A, 7.50% due 3/01/2029                         $    1,284
      535    New York City, New York, IDA, Civic Facility Revenue
               Bonds, Series C, 6.80% due 6/01/2028                         588
             New York City, New York, IDA, Special Facility Revenue
               Bonds (Continental Airlines Inc. Project), AMT:
      725       8% due 11/01/2012                                           795
      725       8.375% due 11/01/2016                                       804
    9,115    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5%
               due 10/15/2020 (h)                                         9,728
    3,680    New York State Dormitory Authority Revenue Bonds
               (School Districts Financing Program), Series D,
               5.25% due 10/01/2023 (h)                                   3,935
             Tobacco Settlement Financing Corporation of New
               York Revenue Bonds:
    3,150       Series A-1, 5.50% due 6/01/2018                           3,382
    3,500       Series C-1, 5.50% due 6/01/2017                           3,712
    3,800       Series C-1, 5.50% due 6/01/2020 (c)                       4,129
    1,400       Series C-1, 5.50% due 6/01/2022                           1,512
    2,080    Westchester County, New York, IDA, Continuing Care
               Retirement, Mortgage Revenue Bonds (Kendal on
               Hudson Project), Series A, 6.50% due 1/01/2034             2,231

Pennsylvania--5.6%

    1,700    Bucks County, Pennsylvania, IDA, Retirement
               Community Revenue Bonds (Ann's Choice Inc.),
               Series A, 6.25% due 1/01/2035                              1,805
    3,500    Pennsylvania Economic Development Financing
               Authority, Exempt Facilities Revenue Bonds
               (National Gypsum Company), AMT, Series B, 6.125%
               due 11/01/2027                                             3,639
      725    Philadelphia, Pennsylvania, Authority for IDR,
               Commercial Development, 7.75% due 12/01/2017                 727
             Philadelphia, Pennsylvania, Authority for Industrial
               Development, Senior Living Revenue Bonds:
    1,105       (Arbor House Inc. Project), Series E, 6.10%
                due 7/01/2033                                             1,175
    1,245       (Saligman House Project), Series C, 6.10%
                due 7/01/2033                                             1,324
    3,500    Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Bonds (Guthrie Healthcare System),
               Series B, 7.125% due 12/01/2011                            4,207

Rhode Island--1.4%

    2,820    Rhode Island State Health and Educational
               Building Corporation, Hospital Financing Revenue
               Bonds (Lifespan Obligation Group), 6.50%
               due 8/15/2012 (i)                                          3,186

South Carolina--1.5%

    3,020    Medical University Hospital Authority, South Carolina,
               Hospital Facilities Revenue Refunding Bonds,
               Series A, 6.375% due 8/15/2012 (i)                         3,405

South Dakota--0.8%

    1,825    South Dakota State Health and Educational Facilities
               Authority Revenue Bonds (Sanford Health), 5%
               due 11/01/2040                                             1,884



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments (continued)

                           BlackRock MuniHoldings Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Tennessee--7.5%

  $   600    Blount County, Tennessee, Public Building
               Authority, Local Government Public Improvement
               Revenue Bonds, VRDN, Series A-2C, 4.03%
               due 6/01/2021 (b)(f)                                   $     600
    4,280    Hardeman County, Tennessee, Correctional Facilities
               Corporation Revenue Bonds, 7.75% due 8/01/2017             4,382
             Shelby County, Tennessee, Health, Educational
               and Housing Facility Board, Hospital Revenue
               Refunding Bonds:
    4,575       (Methodist Healthcare), 6.50% due 9/01/2012 (i)           5,190
    3,500       (Saint Jude Children's Research Hospital), 5%
                due 7/01/2031                                             3,670
    3,400    Tennessee Educational Loan Revenue Bonds
               (Educational Funding South Inc.), AMT, Senior
               Series B, 6.20% due 12/01/2021                             3,406

Texas--11.4%

    4,000    Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), First Tier, Series A,
               6.70% due 1/01/2011 (i)                                    4,399
      400    Bell County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Scott &
               White Memorial Hospital), VRDN, Series B-1, 4%
               due 8/15/2029 (f)(h)                                         400
    2,340    Brazos River Authority, Texas, Revenue Refunding
               Bonds (Reliant Energy, Inc. Project), Series B, 7.75%
               due 12/01/2018                                             2,455
    3,655    Brazos River, Texas, Harbor Navigation District,
               Brazoria County Environmental Revenue Refunding
               Bonds (Dow Chemical Company Project), AMT,
               Series A-7, 6.625% due 5/15/2033                           4,011
    1,800    Houston, Texas, Health Facilities Development
               Corporation, Retirement Facility Revenue Bonds
               (Buckingham Senior Living Community), Series A,
               7.125% due 2/15/2034                                       2,009
    3,000    Lower Colorado River Authority, Texas, PCR (Samsung
               Austin Semiconductor), AMT, 6.375% due 4/01/2027           3,065
    1,485    Matagorda County, Texas, Navigation District
               Number 1, Revenue Refunding Bonds (Reliant
               Energy, Inc.), Series C, 8% due 5/01/2029                  1,557
    1,425    Port Corpus Christi, Texas, Individual Development
               Corporation, Environmental Facilities Revenue Bonds
               (Citgo Petroleum Corporation Project), AMT, 8.25%
               due 11/01/2031                                             1,457
    3,890    Texas State Department of Housing and Community
               Affairs, Residential Mortgage Revenue Bonds, AMT,
               Series A, 5.70% due 1/01/2033 (d)                          3,909
    2,785    Texas State Department of Housing and Community
               Affairs, Residential Mortgage Revenue Refunding
               Bonds, AMT, Series B, 5.25% due 7/01/2022 (d)              2,854



     Face
   Amount    Municipal Bonds                                           Value

Utah--0.1%

  $   300    Murray City, Utah, Hospital Revenue Bonds (IHC
               Health Services, Inc.), VRDN, Series A, 4%
               due 5/15/2037 (f)                                      $     300

Vermont--1.1%

    2,370    Vermont Educational and Health Buildings Financing
               Agency, Revenue Bonds (Developmental and Mental
               Health), Series A, 6% due 6/15/2017                        2,472

Virginia--5.4%

    1,150    Chesterfield County, Virginia, IDA, PCR (Virginia
               Electric and Power Company), Series A, 5.875%
               due 6/01/2017                                              1,232
    3,000    Fairfax County, Virginia, EDA, Resource Recovery
               Revenue Refunding Bonds, AMT, Series A, 6.10%
               due 2/01/2011 (b)                                          3,230
             Pocahontas Parkway Association, Virginia, Toll
               Road Revenue Bonds (i):
    3,825       Senior Series A, 5.50% due 8/15/2008                      3,988
    1,500       Senior Series B, 8.40% due 8/15/2008 (m)                    430
      300       Senior Series B, 8.80% due 8/15/2008 (m)                     81
    3,035    Tobacco Settlement Financing Corporation of
               Virginia, Asset-Backed Revenue Bonds, 5.625%
               due 6/01/2015 (i)                                          3,373

Washington--0.6%

    1,360    Seattle, Washington, Housing Authority Revenue
               Bonds (Replacement Housing Project), 6.125%
               due 12/01/2032                                             1,398

Wisconsin--1.2%

             Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds:
      825       (New Castle Place Project), Series A, 7%
                due 12/01/2031                                              862
    1,755       (Synergy Health Inc.), 6% due 11/15/2032                  1,908

Puerto Rico--3.5%

    2,680    Puerto Rico Commonwealth Highway and
               Transportation Authority, Transportation Revenue
               Refunding Bonds, Series N, 5.25% due 7/01/2036 (n)         3,107
    2,500    Puerto Rico Electric Power Authority, Power Revenue
               Refunding Bonds, Series UU, 5% due 7/01/2021 (e)           2,707
    2,060    Puerto Rico Industrial, Medical and Environmental
               Pollution Control Facilities Financing Authority,
               Special Facilities Revenue Bonds (American Airlines
               Inc.), Series A, 6.45% due 12/01/2025                      2,102

U.S. Virgin Islands--1.7%

    3,460    Virgin Islands Government Refinery Facilities, Revenue
               Refunding Bonds (Hovensa Coker Project), AMT,
               6.50% due 7/01/2021                                        3,895

             Total Municipal Bonds
             (Cost--$305,359)--141.7%                                   324,974



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments (concluded)

                           BlackRock MuniHoldings Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (g)                         Value

California--3.2%

  $ 6,810    California Pollution Control Financing Authority,
               PCR, Refunding (Pacific Gas and Electric), AMT,
               Series A, 5.35% due 12/01/2016 (h)                    $    7,262

Maryland--5.1%

   10,835    Baltimore, Maryland, Convention Center Hotel
               Revenue Bonds, Senior Series A, 5.25%
               due 9/01/2039 (k)                                         11,714

New York--2.0%

    4,240    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5.25%
               due 10/15/2027 (a)                                         4,596

South Carolina--5.2%

   11,600    South Carolina State Ports Authority, Ports Revenue
               Bonds, AMT, 5.30% due 7/01/2026 (e)                       11,850



     Face
   Amount    Municipal Bonds Held in Trust (g)                         Value

Texas--5.3%

  $11,760    Harris County, Texas, Toll Road Revenue
               Refunding Bonds, Senior Lien, Series A, 5.25%
               due 8/15/2035 (e)                                     $   12,225

             Total Municipal Bonds Held in Trust
             (Cost--$47,662)--20.8%                                      47,647



   Shares
     Held    Short-Term Securities

        9    Merrill Lynch Institutional Tax-Exempt Fund,3.70% (j)(l)         9

             Total Short-Term Securities
             (Cost--$9)--0.0%                                                 9

Total Investments (Cost--$353,030*)--162.5%                             372,630
Other Assets Less Liabilities--2.0%                                       4,641
Liability for Trust Certificates,
  Including Interest Expense Payable--(10.0%)                          (22,826)
Preferred Stock, at Redemption Value--(54.5%)                         (125,069)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  229,376
                                                                     ==========


* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       329,975
                                                    ===============
    Gross unrealized appreciation                   $        20,278
    Gross unrealized depreciation                             (246)
                                                    ---------------
    Net unrealized appreciation                     $        20,032
                                                    ===============

(a) ACA Insured.

(b) AMBAC Insured.

(c) FGIC Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds
    Held in Trust.

(h) MBIA Insured.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Dividend
    Affiliate                                     Activity          Income

    Merrill Lynch Institutional Tax-Exempt Fund      --              --++

      ++ Amount is less than $1,000.


(k) XL Capital Insured.

(l) Represents the current yield as of April 30, 2007.

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) Assured Guaranty Insured.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments as of April 30, 2007

                   BlackRock MuniHoldings Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Alabama--1.3%

  $ 2,170    Jefferson County, Alabama, Limited Obligation
               School Warrants, Series A, 5.50% due 1/01/2022        $    2,354

California--30.2%

             California State, GO:
    1,260       5.50% due 4/01/2014 (f)                                   1,399
       40       5.50% due 4/01/2028                                          44
    2,000    California State Public Works Board, Lease Revenue
               Bonds (Department of General Services--Capitol
               East End Complex), Series A, 5% due 12/01/2027 (a)         2,083
    5,955    California State, Various Purpose, GO, 5.25%
               due 12/01/2022 (d)                                         6,410
             East Side Union High School District, California, Santa
               Clara County, GO (Election of 2002):
    1,800       Series B, 5% due 8/01/2027 (b)                            1,882
    1,335       Series D, 5% due 8/01/2021 (g)                            1,428
    5,155       Series D, 5% due 8/01/2029 (g)                            5,440
    2,565    Modesto, California, Schools Infrastructure Financing
               Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)         2,799
    5,005    San Francisco, California, City and County, GO
               (California Academy of Sciences Improvements),
               Series E, 5% due 6/15/2023 (e)                             5,298
    1,265    San Jose, California, GO (Libraries, Parks and Public
               Safety Projects), 5% due 9/01/2030 (e)                     1,326
             San Pablo, California, Joint Powers Financing Authority,
               Tax Allocation Revenue Refunding Bonds (e)(q):
    2,635       5.66% due 12/01/2024                                      1,118
    2,355       5.66% due 12/01/2025                                        943
    2,355       5.66% due 12/01/2026                                        895
    4,265    Santa Ana, California, Unified School District, GO, 5%
               due 8/01/2032 (e)                                          4,431
    3,145    Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (d)               3,509
    4,540    Stockton, California, Public Financing Revenue Bonds
               (Redevelopment Projects), Series A, 5.25%
               due 9/01/2031 (h)                                          4,836
             Tustin, California, Unified School District, Senior Lien
               Special Tax Bonds (Community Facilities District
               Number 97-1), Series A (d):
    2,180       5% due 9/01/2032                                          2,261
    2,800       5% due 9/01/2038                                          2,899
    2,000    University of California Revenue Bonds (Multiple
               Purpose Projects), Series Q, 5% due 9/01/2022 (d)          2,100
    3,480    West Contra Costa, California, Unified School District,
               GO, Series C, 5% due 8/01/2021 (b)                         3,682

Colorado--6.2%

   10,620    Aurora, Colorado, COP, 5.75% due 12/01/2010 (a)(f)          11,326

Florida--10.0%

    1,215    Florida Housing Finance Corporation, Homeowner
               Mortgage Revenue Bonds, AMT, Series 2, 4.80%
               due 7/01/2032 (n)(o)(p)                                    1,218
    3,150    Jacksonville, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Baptist Medical Center
               Project), Series A, 5% due 8/15/2037                       3,239



     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

  $ 3,000    Lee Memorial Health System, Florida, Hospital
               Revenue Bonds, Series A, 5% due 4/01/2032 (a)         $    3,170
    2,000    Marion County, Florida, Hospital District, Revenue
               Refunding Bonds (Monroe Regional Medical Center),
               5% due 10/01/2034                                          2,034
    1,400    Miami-Dade County, Florida, Educational Facilities
               Authority Revenue Bonds (University of Miami),
               Series A, 5% due 4/01/2037 (a)                             1,484
    2,225    Miami-Dade County, Florida, Subordinate Special
               Obligation Revenue Bonds, Series A, 5.24%
               due 10/01/2037 (e)(q)                                        483
    3,850    Pasco County, Florida, Half-Cent Sales Tax Revenue
               Bonds, 5.125% due 12/01/2028 (a)                           4,057
    2,275    South Florida Water Management District, COP, 5%
               due 10/01/2036 (a)                                         2,401

Georgia--2.5%

      200    Atlanta, Georgia, Water and Wastewater Revenue
               Bonds, VRDN, Series C, 4% due 11/01/2041 (d)(i)              200
    4,000    Augusta, Georgia, Water and Sewer Revenue Bonds,
               5.25% due 10/01/2034 (d)                                   4,308

Illinois--9.9%

             Chicago, Illinois, GO:
    4,500       (City Colleges), 5% due 1/01/2039 (a)                     4,747
    7,965       Series A, 6% due 7/01/2010 (b)(f)                         8,576
    4,500    Illinois State, GO, First Series, 6% due 1/01/2018 (b)       4,752
       45    Lake, Cook, Kane and McHenry Counties, Illinois,
               Community Unit School District Number 220, GO,
               5.75% due 12/01/2019 (b)                                      48

Massachusetts--8.8%

    3,375    Massachusetts Bay Transportation Authority, Sales Tax
               Revenue Refunding Bonds, Senior Series A, 5%
               due 7/01/2035                                              3,470
    1,000    Massachusetts State Development Finance Agency,
               Education Revenue Bonds (Belmont Hill School),
               4.50% due 9/01/2036                                          987
      565    Massachusetts State, HFA, Housing Development
               Revenue Refunding Bonds, AMT, Series A, 5.15%
               due 6/01/2011 (e)                                            576
    2,440    Massachusetts State, HFA, Rental Housing
               Mortgage Revenue Bonds, AMT, Series C, 5.50%
               due 7/01/2032 (d)                                          2,582
    8,000    Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A, 5%
               due 8/15/2030 (d)                                          8,461

Michigan--2.4%

    2,035    Boyne City, Michigan, Public School District, GO,
               5.75% due 5/01/2009 (b)(f)                                 2,116
      300    Detroit, Michigan, Sewer Disposal Revenue Bonds,
               Senior Lien, VRDN, Series B, 4% due 7/01/2033 (d)(i)         300
             Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds, AMT (g):
      400       DRIVERS, Series 858Z, 6.687% due 12/01/2011 (j)(s)          461
    1,500       (Detroit Edison Company Pollution Control
                Project), Series B, 5.65% due 9/01/2029                   1,591



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments (continued)

                   BlackRock MuniHoldings Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Minnesota--2.4%

  $ 4,015    Sauk Rapids, Minnesota, Independent School District
               Number 47, GO, Series A, 5.65% due 2/01/2019 (e)      $    4,275

Missouri--5.1%

    2,000    Cape Girardeau, Missouri, School District Number 063,
               GO (Missouri Direct Deposit Program), 5.50%
               due 3/01/2018 (b)                                          2,087
             Mehlville, Missouri, School District Number R-9, COP,
               Series A (d):
    1,925       5.50% due 3/01/2014                                       2,045
    2,175       5.50% due 3/01/2015                                       2,311
    1,170       5.50% due 3/01/2016                                       1,244
    1,500       5.50% due 3/01/2017                                       1,588

Nebraska--2.4%

      500    Nebraska Educational Financing Authority Revenue
               Bonds (Creighton University Project), VRDN, Series C,
               4% due 7/01/2035 (b)(i)                                      500
             Omaha Convention Hotel Corporation, Nebraska,
               Convention Center Revenue Bonds, First Tier,
               Series A (a):
    1,585       5.50% due 4/01/2020                                       1,706
    2,000       5.50% due 4/01/2021                                       2,143

New Jersey--15.8%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    1,800       5.625% due 6/15/2018                                      1,857
    5,295       5.75% due 6/15/2029                                       5,729
    3,800       5.75% due 6/15/2034 (l)                                   4,246
    6,700    New Jersey EDA, Motor Vehicle Surcharge Revenue
               Bonds, Series A, 5.25% due 7/01/2033 (e)                   7,187
    3,685    New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Bonds, Series D, 5%
               due 6/15/2019 (d)                                          3,937
    5,500    New Jersey State Turnpike Authority, Turnpike Revenue
               Bonds, Series C, 5% due 1/01/2030 (d)                      5,808

New Mexico--2.0%

    3,325    New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (e)                                          3,578

New York--24.3%

   10,000    Nassau Health Care Corporation, New York, Health
               System Revenue Bonds, 5.75% due 8/01/2009 (d)(f)          10,643
             New York City, New York, GO (d):
    4,000       Series E, 5% due 11/01/2017                               4,306
    7,085       Series G, 5.75% due 10/15/2007 (f)                        7,219
             New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A:
    4,055       5% due 10/15/2020 (e)                                     4,328
    4,095       5.25% due 10/15/2027 (a)                                  4,439
    4,000       5% due 10/15/2032 (a)                                     4,229
    3,505    New York State Dormitory Authority Revenue Bonds
               (School Districts Financing Program), Series D,
               5.25% due 10/01/2023 (e)                                   3,748
    4,900    Tobacco Settlement Financing Corporation of New York
               Revenue Bonds, Series C-1, 5.50% due 6/01/2017             5,197



     Face
   Amount    Municipal Bonds                                           Value

Oregon--0.8%

  $ 1,400    Portland, Oregon, Urban Renewal and Redevelopment
               Tax Allocation Bonds (Oregon Convention Center),
               Series A, 5.75% due 6/15/2015 (a)                     $    1,494

Pennsylvania--11.4%

    3,900    Pennsylvania State Higher Educational Facilities
               Authority, State System of Higher Education Revenue
               Bonds, Series O, 5.125% due 6/15/2024 (a)                  3,905
    6,045    Philadelphia, Pennsylvania, Airport Revenue Bonds
               (Philadelphia Airport System), AMT, Series B, 5.50%
               due 6/15/2017 (b)                                          6,175
    3,390    Pittsburgh, Pennsylvania, GO, Refunding, Series B,
               5.25% due 9/01/2017 (d)                                    3,730
    2,615    Pittsburgh, Pennsylvania, GO, Series C, 5.25%
               due 9/01/2017 (d)                                          2,877
    1,800    Washington County, Pennsylvania, Capital Funding
               Authority Revenue Bonds (Capital Projects and
               Equipment Program), 6.15% due 12/01/2029 (a)               1,935
    1,885    York County, Pennsylvania, School of Technology
               Authority, Lease Revenue Refunding Bonds, 5.50%
               due 2/15/2013 (b)(f)                                       2,036

Rhode Island--4.7%

    5,000    Providence, Rhode Island, Redevelopment Agency
               Revenue Refunding Bonds (Public Safety
               and Municipal Buildings), Series A, 5.75%
               due 4/01/2010 (a)(f)                                       5,326
    2,870    Rhode Island State Health and Educational Building
               Corporation Revenue Bonds (Rhode Island School
               of Design), Series D, 5.50% due 8/15/2031 (g)              3,132

South Carolina--0.9%

    1,525    Medical University Hospital Authority, South
               Carolina, FHA-Insured Mortgage Hospital Facilities,
               Revenue Refunding Bonds, Series A, 5.25%
               due 2/15/2025 (c)(e)                                       1,627

Tennessee--2.6%

             Tennessee HDA, Revenue Refunding Bonds
               (Homeownership Program), AMT, Series A (d):
    2,400       5.25% due 7/01/2022                                       2,468
    2,205       5.35% due 1/01/2026                                       2,264

Texas--7.9%

             Bell County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Scott & White
               Memorial Hospital), VRDN (e)(i):
      115       Series 2001-1, 4% due 8/15/2031                             115
      250       Series B-2, 4% due 8/15/2029                                250
   10,370    Dallas, Texas, Area Rapid Transit, Senior Lien Revenue
               Refunding Bonds, 5% due 12/01/2036 (a)                    10,968
      100    Harris County, Texas, Health Facilities Development
               Corporation, Hospital Revenue Bonds (Texas
               Children's Hospital), VRDN, Series B-1, 4.01%
               due 10/01/2029 (e)(i)                                        100
    2,707    Houston, Texas, Community College System,
               Participation Interests, COP (Alief Center Project),
               5.75% due 8/15/2022 (e)                                    2,803



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments (continued)

                   BlackRock MuniHoldings Insured Fund, Inc.     (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Utah--0.7%

  $ 1,300    Emery County, Utah, PCR, Refunding (PacifiCorp
               Projects), VRDN, 4% due 11/01/2024 (a)(i)             $    1,300

Virginia--0.9%

    1,500    Virginia State, HDA, Commonwealth Mortgage
               Revenue Bonds, Series H, Sub-Series H-1, 5.35%
               due 7/01/2031 (e)                                          1,553

Washington--4.8%

    4,000    Bellevue, Washington, GO, Refunding, 5.50%
               due 12/01/2039 (e)                                         4,395
    2,310    Chelan County, Washington, Public Utility District
               Number 001, Consolidated Revenue Bonds
               (Chelan Hydro System), AMT, Series A, 5.45%
               due 7/01/2037 (a)                                          2,448
    1,810    Snohomish County, Washington, Public Utility District
               Number 001, Electric Revenue Bonds, 5.50%
               due 12/01/2022 (d)                                         1,954

West Virginia--2.8%

    5,000    West Virginia State Housing Development Fund,
               Housing Finance Revenue Refunding Bonds,
               Series D, 5.20% due 11/01/2021 (e)                         5,169

Wisconsin--0.3%

      500    Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Blood Center of
               Southeastern Wisconsin Project), 5.50%
               due 6/01/2024                                                528

Wyoming--0.9%

    1,500    Wyoming Student Loan Corporation, Student Loan
               Revenue Refunding Bonds, Series A, 6.20%
               due 6/01/2024                                              1,584

Puerto Rico--2.0%

    1,000    Puerto Rico Commonwealth Highway and
               Transportation Authority, Transportation Revenue
               Refunding Bonds, Series M, 5% due 7/01/2037                1,049
      605    Puerto Rico Commonwealth, Public Improvement, GO,
               Refunding, Series B, 5.25% due 7/01/2032                     649
    1,870    Puerto Rico Public Buildings Authority, Government
               Facilities Revenue Refunding Bonds, Series D,
               5.25% due 7/01/2036                                        1,956

             Total Municipal Bonds
             (Cost--$288,409)--164.0%                                   297,864



     Face
   Amount    Municipal Bonds Held in Trust (r)                         Value

Arkansas--4.3%

  $ 7,420    Arkansas State Development Finance Authority,
               M/F Mortgage Revenue Refunding Bonds, Series C,
               5.35% due 12/01/2035 (c)(e)                           $    7,743

California--3.8%

    6,500    California Pollution Control Financing Authority, PCR,
               Refunding (Pacific Gas and Electric), AMT, Series A,
               5.35% due 12/01/2016 (e)                                   6,931

Illinois--2.6%

    4,300    Chicago, Illinois, O'Hare International Airport
               Revenue Bonds, Third Lien, AMT, Series B-2, 6%
               due 1/01/2029 (g)                                          4,813

Michigan--2.8%

    3,500    Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds (Detroit Edison Company
               Pollution Control Project), AMT, Series C, 5.65%
               due 9/01/2029 (g)                                          3,712
    1,200    Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds (Detroit Edison Company
               Pollution Control Project), AMT, Series A, 5.50%
               due 6/01/2030 (g)                                          1,291

Texas--4.7%

    8,000    Dallas-Fort Worth, Texas, International Airport
               Revenue Bonds, AMT, Series A, 5.50%
               due 11/01/2033 (e)                                         8,591

             Total Municipal Bonds Held in Trust
             (Cost--$31,655)--18.2%                                      33,081



   Shares
     Held    Short-Term Securities

       21    Merrill Lynch Institutional Tax-Exempt Fund,
               3.70% (k)(m)                                                  21

             Total Short-Term Securities
             (Cost--$21)--0.0%                                               21

Total Investments (Cost--$320,085*)--182.20%                            330,966
Other Assets Less Liabilities--0.2%                                         438
Liability for Trust Certificates,
  Including Interest Expense Payable--(8.6%)                           (15,686)
Preferred Stock, at Redemption Value--(73.8%)                         (134,078)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  181,640
                                                                     ==========



ANNUAL REPORTS                                                   APRIL 30, 2007



Schedule of Investments (concluded)

                   BlackRock MuniHoldings Insured Fund, Inc.     (In Thousands)


* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       306,015
                                                    ===============
    Gross unrealized appreciation                   $         9,580
    Gross unrealized depreciation                              (89)
                                                    ---------------
    Net unrealized appreciation                     $         9,491
                                                    ===============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHA Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) XL Capital Insured.

(h) Radian Insured.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income
    Merrill Lynch Institutional Tax-Exempt Fund        --           $    1


(l) Assured Guaranty Insured.

(m) Represents the current yield as of April 30, 2007.

(n) FHLMC Collateralized.

(o) FNMA Collateralized.

(p) GNMA Collateralized.

(q) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(r) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(s) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

                                                   Notional      Unrealized
                                                    Amount      Appreciation

    Pay a fixed rate of 3.627% and receive
    a floating rate based on the 1-week
    Bond Market Association rate

    Broker, JPMorgan Chase
    Expires June 2017                              $15,700        $    32

    See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2007


Statements of Net Assets

                                                                                                                    BlackRock
                                                                                                  BlackRock        MuniHoldings
                                                                                                 MuniHoldings        Insured
As of April 30, 2007                                                                              Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   372,620,594    $   330,944,917
       Investments in affiliated securities, at value**                                                  8,920             20,847
       Cash                                                                                             24,688             44,170
       Unrealized appreciation on forward interest rate swaps                                               --             31,667
       Receivable for securities sold                                                                8,725,091                 --
       Interest receivable                                                                           5,871,533          4,503,439
       Prepaid expenses                                                                                  2,780              2,887
                                                                                               ---------------    ---------------
       Total assets                                                                                387,253,606        335,547,927
                                                                                               ---------------    ---------------

Liabilities

       Trust certificates                                                                           22,622,500         15,460,000
       Payable for securities purchased                                                              8,704,290          3,244,060
       Interest expense payable                                                                        203,716            225,689
       Payable to investment adviser                                                                   159,940            125,996
       Payable to other affiliates                                                                       3,990              3,060
       Dividends payable to Common Stock shareholders                                                  986,673            657,196
       Accrued expenses                                                                                127,025            113,852
                                                                                               ---------------    ---------------
       Total liabilities                                                                            32,808,134         19,829,853
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share*** of AMPS+++
       at $25,000 per share liquidation preference                                                 125,069,126        134,077,738
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   229,376,346    $   181,640,336
                                                                                               ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                                    $     1,777,949    $        61,080
       Undistributed (accumulated) realized capital gains (losses)--net                              1,067,944       (21,088,448)
       Unrealized appreciation--net                                                                 19,599,313         10,912,569
                                                                                               ---------------    ---------------
       Total accumulated earnings (losses)--net                                                     22,445,206       (10,114,799)
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++                                                      1,389,680          1,288,620
       Paid-in capital in excess of par                                                            205,541,460        190,466,515
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   229,376,346    $   181,640,336
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         16.51    $         14.10
                                                                                               ===============    ===============
       Market price                                                                            $         16.49    $         13.13
                                                                                               ===============    ===============
         * Identified cost of unaffiliated securities                                          $   353,021,281    $   320,064,015
                                                                                               ===============    ===============
        ** Identified cost of affiliated securities                                            $         8,920    $        20,847
                                                                                               ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
             Series A Shares                                                                             2,200              2,680
                                                                                               ===============    ===============
             Series B Shares                                                                             2,200              2,680
                                                                                               ===============    ===============
             Series C Shares                                                                               600                 --
                                                                                               ===============    ===============
        ++ Common Stock issued and outstanding                                                      13,896,800         12,886,200
                                                                                               ===============    ===============
       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2007


Statements of Operations

                                                                                                                    BlackRock
                                                                                                  BlackRock        MuniHoldings
                                                                                                 MuniHoldings        Insured
For the Year Ended April 30, 2007                                                                 Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $    19,749,101    $    14,794,903
       Dividends from affiliates                                                                           303                707
                                                                                               ---------------    ---------------
       Total income                                                                                 19,749,404         14,795,610
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      1,939,284          1,731,141
       Interest expense and fees                                                                       847,344            592,559
       Commission fees                                                                                 317,150            339,985
       Accounting services                                                                             130,901            118,884
       Professional fees                                                                                68,977             55,004
       Transfer agent fees                                                                              55,661             46,968
       Directors' fees and expenses                                                                     31,689             31,268
       Printing and shareholder reports                                                                 26,113             23,620
       Custodian fees                                                                                   20,560             18,599
       Pricing fees                                                                                     19,976             15,508
       Listing fees                                                                                      9,520              9,379
       Other                                                                                            42,543             39,823
                                                                                               ---------------    ---------------
       Total expenses before waiver and/or reimbursement                                             3,509,718          3,022,738
       Waiver and/or reimbursement of expenses                                                            (18)          (201,733)
                                                                                               ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                              3,509,700          2,821,005
                                                                                               ---------------    ---------------
       Investment income--net                                                                       16,239,704         11,974,605
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
         Investments--net                                                                            1,240,725            947,604
         Forward interest rate swaps--net                                                                   --          (336,064)
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      1,240,725            611,540
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
         Investments--net                                                                            4,521,157          4,082,268
         Forward interest rate swaps--net                                                                   --             31,667
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                     4,521,157          4,113,935
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                       5,761,882          4,725,475
                                                                                               ---------------    ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                      (4,394,391)        (4,679,918)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    17,607,195    $    12,020,162
                                                                                               ===============    ===============

       See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2007


Statements of Changes in Net Assets                                                             BlackRock MuniHoldings Fund, Inc.

                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2007               2006
Operations

       Investment income--net                                                                  $    16,239,704    $    16,071,908
       Realized gain--net                                                                            1,240,725          3,422,736
       Change in unrealized appreciation--net                                                        4,521,157        (3,470,614)
       Dividends to Preferred Stock shareholders                                                   (4,394,391)        (3,250,051)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         17,607,195         12,773,979
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (12,475,627)       (14,886,804)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (12,475,627)       (14,886,804)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                       --          (253,446)
       Value of shares issued to Common Stock shareholders in reinvestment of dividends                587,176            805,613
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    587,176            552,167
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            5,718,744        (1,560,658)
       Beginning of year                                                                           223,657,602        225,218,260
                                                                                               ---------------    ---------------
       End of year*                                                                            $   229,376,346    $   223,657,602
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,777,949    $     2,408,263
                                                                                               ===============    ===============

             See Notes to Financial Statements.



                                                                                        BlackRock MuniHoldings Insured Fund, Inc.

                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2007               2006
Operations

       Investment income--net                                                                  $    11,974,605    $    12,512,241
       Realized gain--net                                                                              611,540          2,359,298
       Change in unrealized appreciation/depreciation--net                                           4,113,935        (8,816,423)
       Dividends to Preferred Stock shareholders                                                   (4,679,918)        (3,639,222)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         12,020,162          2,415,894
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (8,169,851)       (10,717,062)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (8,169,851)       (10,717,062)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                     --            269,995
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                         --            269,995
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            3,850,311        (8,031,173)
       Beginning of year                                                                           177,790,025        185,821,198
                                                                                               ---------------    ---------------
       End of year*                                                                            $   181,640,336    $   177,790,025
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $        61,080    $       936,244
                                                                                               ===============    ===============
           See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2007


Financial Highlights                                                                            BlackRock MuniHoldings Fund, Inc.

The following per share data and ratios have been derived                         For the Year Ended April 30,
from information provided in the financial statements.            2007          2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of year                            $     16.14   $     16.31   $     15.54   $     15.07   $     14.50
                                                              -----------   -----------   -----------   -----------   -----------
Investment income--net++++                                           1.17          1.16          1.20          1.25          1.25
Realized and unrealized gain (loss)--net                              .42      --++++++           .84           .40           .40
Less dividends to Preferred Stock shareholders from
investment income--net                                              (.32)         (.23)         (.12)         (.07)         (.10)
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                     1.27           .93          1.92          1.58          1.55
                                                              -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock shareholders from
investment income--net                                              (.90)        (1.08)        (1.15)        (1.11)         (.98)
                                                              -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs resulting from the
issuance of Preferred Stock                                            --         (.02)            --            --            --
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                                  $     16.51   $     16.14   $     16.31   $     15.54   $     15.07
                                                              ===========   ===========   ===========   ===========   ===========
Market price per share, end of year                           $     16.49   $     16.20   $     16.12   $     14.43   $     14.43
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return++

Based on net asset value per share                                  8.06%         5.69%        12.95%        10.94%        11.54%
                                                              ===========   ===========   ===========   ===========   ===========
Based on market price per share                                     7.52%         7.34%        20.22%         7.58%        15.75%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding
interest expense and fees**                                         1.17%         1.15%         1.13%         1.14%         1.18%
                                                              ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement**                              1.54%         1.30%         1.15%         1.23%         1.37%
                                                              ===========   ===========   ===========   ===========   ===========
Total expenses**                                                    1.54%         1.30%         1.15%         1.24%         1.37%
                                                              ===========   ===========   ===========   ===========   ===========
Total investment income--net**                                      7.14%         7.15%         7.61%         7.98%         8.40%
                                                              ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock shareholders                 1.93%         1.45%          .74%          .45%          .66%
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common Stock shareholders                5.20%         5.70%         6.87%         7.53%         7.74%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                           3.52%         2.76%         1.47%          .88%         1.23%
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock, end
of year (in thousands)                                        $   229,376   $   223,658   $   225,218   $   214,473   $   207,960
                                                              ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                        $   125,000   $   125,000   $   110,000   $   110,000   $   110,000
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                    20%           45%           34%           41%           46%
                                                              ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                                     $     2,835   $     2,789   $     3,047   $     2,950   $     2,891
                                                              ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                              $       884   $       688   $       366   $       220   $       315
                                                              ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net                              $       879   $       684   $       365   $       223   $       302
                                                              ===========   ===========   ===========   ===========   ===========
Series C*--Investment income--net                             $       859   $       389            --            --            --
                                                              ===========   ===========   ===========   ===========   ===========

        * Series C was issued on October 19, 2005.

       ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       ++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
          Total investment returns exclude the effects of sales charges.

     ++++ Based on average shares outstanding.

   ++++++ Amount is less than $(.01).

          See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2007


Financial Highlights                                                                    BlackRock MuniHoldings Insured Fund, Inc.


The following per share data and ratios have been derived                         For the Year Ended April 30,
from information provided in the financial statements.            2007          2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of year                            $     13.80   $     14.44   $     14.12   $     14.48   $     13.78
                                                              -----------   -----------   -----------   -----------   -----------
Investment income--net***                                             .93           .97          1.01          1.04          1.06
Realized and unrealized gain (loss)--net                              .36         (.50)           .38         (.42)           .62
Less dividends to Preferred Stock shareholders from
investment income--net                                              (.36)         (.28)         (.16)         (.09)         (.13)
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                      .93           .19          1.23           .53          1.55
                                                              -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock shareholders from
investment income--net                                              (.63)         (.83)         (.91)         (.89)         (.85)
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                                  $     14.10   $     13.80   $     14.44   $     14.12   $     14.48
                                                              ===========   ===========   ===========   ===========   ===========
Market price per share, end of year                           $     13.13   $     13.10   $     13.70   $     12.64   $     13.50
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                                  7.29%         1.46%         9.35%         4.07%        12.04%
                                                              ===========   ===========   ===========   ===========   ===========
Based on market price per share                                     5.25%         1.51%        15.90%        (.07%)        13.79%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and/or reimbursement and
excluding interest expense and fees*                                1.23%         1.24%         1.24%         1.24%         1.28%
                                                              ===========   ===========   ===========   ===========   ===========
Total expenses, net of waiver and/or reimbursement*                 1.56%         1.54%         1.60%         1.57%         1.69%
                                                              ===========   ===========   ===========   ===========   ===========
Total expenses*                                                     1.67%         1.65%         1.70%         1.67%         1.79%
                                                              ===========   ===========   ===========   ===========   ===========
Total investment income--net*                                       6.62%         6.87%         7.09%         7.12%         7.55%
                                                              ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock shareholders                 2.59%         2.00%         1.09%          .65%          .91%
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common Stock shareholders                4.03%         4.87%         6.00%         6.47%         6.64%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                           3.49%         2.72%         1.50%          .90%         1.23%
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock, end
of year (in thousands)                                        $   181,640   $   177,790   $   185,821   $   181,726   $   186,372
                                                              ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                        $   134,000   $   134,000   $   134,000   $   134,000   $   134,000
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                    29%           59%           43%           41%           48%
                                                              ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                                     $     2,356   $     2,327   $     2,387   $     2,356   $     2,391
                                                              ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                              $       875   $       686   $       372   $       225   $       313
                                                              ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net                              $       871   $       672   $       376   $       228   $       302
                                                              ===========   ===========   ===========   ===========   ===========

        * Do not reflect the effect of dividends to Preferred Stock shareholders.

       ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
          Total investment returns exclude the effects of sales charges. If applicable, the
          Fund's Manager waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      *** Based on average shares outstanding.

          See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. were renamed BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MHD and MUS, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Boards of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



ANNUAL REPORTS                                                   APRIL 30, 2007



Notes to Financial Statements (continued)


* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140"), therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At April 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:


                                                             Underlying
                                                              Municipal
                            Liability for       Range of          Bonds
                                    Trust       Interest    Transferred
                             Certificates          Rates        to TOBs

BlackRock
  MuniHoldings                                   3.94% -
  Fund, Inc.                  $22,622,500          4.00%    $47,647,422

BlackRock
  MuniHoldings
  Insured                                        3.94% -
  Fund, Inc.                  $15,460,000          4.02%    $33,081,437


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset values per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. Fund management believes that the Funds' restrictions on borrowings do not apply to the liabilities for trust certificates reflected as a result of the Funds' investment in TOB Residuals.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.



ANNUAL REPORTS                                                   APRIL 30, 2007



Notes to Financial Statements (continued)


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the BlackRock MuniHoldings Fund, Inc. Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each of the Fund's financial statements, if any, has not been determined.

In February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each of the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, LLC ("the Manager"), an indirect, wholly owned subsidiary of BlackRock Inc. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Funds' manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.



ANNUAL REPORTS                                                   APRIL 30, 2007



Notes to Financial Statements (continued)


The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager and/or FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. The reimbursements were as follows:



                                  For the Period         For the Period
                                  May 1, 2006 to     September 30, 2006
                              September 29, 2006      to April 30, 2007
                                   Reimbursement          Reimbursement
                                          by FAM         by the Manager

BlackRock MuniHoldings
   Fund, Inc.                              $   8                  $  10
BlackRock MuniHoldings
   Insured Fund, Inc.                      $  17                  $  23


In addition, FAM and/or the Manager has agreed to waive its management fee based on the proceeds of Preferred Stock that exceeds 35% of each Fund's total net assets. The waivers were as follows:


                                                FAM

                                  For the Period         For the Period
                                  May 1, 2006 to         May 1, 2006 to
                              September 29, 2006     September 29, 2006
                                     Fees Earned            Fees Waived

BlackRock MuniHoldings
   Insured Fund, Inc.                 $  725,103               $ 87,933



                                              Manager

                                  For the Period         For the Period
                              September 30, 2006     September 30, 2006
                               to April 30, 2007      to April 30, 2007
                                     Fees Earned            Fees Waived

BlackRock MuniHoldings
   Insured Fund, Inc.                 $1,006,038               $113,760


In addition, the Manager has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") an affiliate of the Manager, with respect to each Fund, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

The Funds reimbursed FAM and/or the Manager for certain accounting services. The reimbursements were as follows:


                                  For the Period         For the Period
                                  May 1, 2006 to     September 30, 2006
                              September 29, 2006      to April 30, 2007
                                   Reimbursement          Reimbursement
                                          to FAM         to the Manager

BlackRock MuniHoldings
   Fund, Inc.                         $    3,345               $  3,990
BlackRock MuniHoldings
   Insured Fund, Inc.                 $    2,975               $  3,570


Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of Merrill Lynch, FAM, MLIM, and/or PSI.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2007 were as follows:


                                                              BlackRock
                                       BlackRock           MuniHoldings
                                    MuniHoldings                Insured
                                      Fund, Inc.             Fund, Inc.

Total Purchases                      $71,532,902            $97,647,894
Total Sales                          $78,324,744            $93,442,658


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

BlackRock MuniHoldings Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2007 and April 30, 2006 increased by 35,650 and 49,412, respectively, as a result of dividend reinvestment.


BlackRock MuniHoldings Insured Fund, Inc.

Shares issued and outstanding for the year ended April 30, 2007 remained constant. Shares issued and outstanding for the year ended April 30, 2006 increased by 18,659 as a result of dividend reinvestment.



ANNUAL REPORTS                                                   APRIL 30, 2007



Notes to Financial Statements (continued)


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2007 were as follows:


                                                              BlackRock
                                       BlackRock           MuniHoldings
                                    MuniHoldings                Insured
                                      Fund, Inc.             Fund, Inc.

Series A                                   3.85%                  3.85%
Series B                                   3.88%                  3.85%
Series C                                   3.80%                     --



BlackRock MuniHoldings Fund, Inc.

Shares issued and outstanding during the year ended April 30, 2007 remained constant. Shares issued and outstanding during the year ended April 30, 2006 increased by 600 from the issuance of an additional series of Preferred Stock.


BlackRock MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2007 and April 30, 2006 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned commissions as follows:


                                                            Commissions

BlackRock MuniHoldings Fund, Inc.                             $ 144,812
BlackRock MuniHoldings Insured Fund, Inc.                     $ 144,025


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.071000 per share and $.051000 per share relating to BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc., respectively, on June 1, 2007 to shareholders of record on May 15, 2007.

BlackRock MuniHoldings Fund, Inc.

The tax character of distributions paid during the fiscal years ended April 30, 2007 and April 30, 2006 was as follows:


                                           4/30/2007          4/30/2006
Distributions paid from:
  Tax-exempt income                  $    16,870,018    $    18,136,855
                                     ---------------    ---------------
Total distributions                  $    16,870,018    $    18,136,855
                                     ===============    ===============


As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $     1,302,763
Undistributed ordinary income                                    53,813
Undistributed long-term capital gains--net                    1,114,233
                                                        ---------------
Total undistributed earnings--net                             2,470,809
Capital loss carryforward                                            --
Unrealized gains--net                                       19,974,397*
                                                        ---------------
Total accumulated earnings--net                         $    22,445,206
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the difference between the book and tax treatment of residual interests in tender option bond trusts.


BlackRock MuniHoldings Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended April 30, 2007 and April 30, 2006 was as follows:


                                           4/30/2007          4/30/2006

Distributions paid from:
  Tax-exempt income                  $    12,849,769    $    14,356,284
                                     ---------------    ---------------
Total distributions                  $    12,849,769    $    14,356,284
                                     ===============    ===============


As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $       407,035
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               407,035
Capital loss carryforward                                 (18,093,121)*
Unrealized gains--net                                       7,571,287**
                                                        ---------------
Total accumulated earnings--net                         $  (10,114,799)
                                                        ===============

 * On April 30, 2007, the Fund had a net capital loss carryforward of $18,093,121, of which $8,509,208 expires in 2008 and
   $9,583,913 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the difference between the book and tax treatment of residual interests in tender option bond trusts.



ANNUAL REPORTS                                                   APRIL 30, 2007



Notes to Financial Statements (concluded)


6. Restatement Information
Subsequent to the initial issuance of their April 30, 2006 financial statements, the Funds determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the three years in the period ended April 30, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.



MuniHoldings Fund, Inc.

Financial Highlights
For the Years Ended April 30, 2005, 2004 and 2003

                                                2005                      2004                       2003

                                      Previously                 Previously                Previously
                                        Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of reimbursement*      1.13%        1.15%         1.14%        1.23%        1.18%        1.37%
Total expenses*                            1.13%        1.15%         1.15%        1.24%        1.18%        1.37%
Portfolio turnover                        36.23%          34%        42.89%          41%       50.68%          46%

    * Do not reflect the effect of dividends to Preferred Stock shareholders.



MuniHoldings Insured Fund, Inc.

Financial Highlights
For the Years Ended April 30, 2005, 2004 and 2003

                                                2005                      2004                       2003

                                      Previously                 Previously                Previously
                                        Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of waiver and
reimbursement**                            1.24%        1.60%         1.24%        1.57%        1.28%        1.69%
Total expenses**                           1.35%        1.70%         1.34%        1.67%        1.38%        1.79%
Portfolio turnover                        51.81%          43%        39.94%          41%       49.59%          48%

   ** Do not reflect the effect of dividends to Preferred Stock shareholders.



ANNUAL REPORTS                                                   APRIL 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors of BlackRock MuniHoldings Fund, Inc. and
BlackRock MuniHoldings Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniHoldings Fund, Inc. (formerly MuniHoldings Fund, Inc.) and BlackRock MuniHoldings Insured Fund, Inc. (formerly MuniHoldings Insured Fund, Inc.) (the "Funds") as of April 30, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended April 30, 2005 (before the restatement described in Note 6) were audited by other auditors whose report, dated June 10, 2005, expressed a qualified opinion on the financial highlights because of the errors described in Note 6.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. referred to above, present fairly, in all material respects, their financial position as of April 30, 2007, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for each of the three years in the period ended April 30, 2005 to correct the errors described in Note 6. These adjustments are the responsibility of the Funds' management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for each of the three years in the period ended April 30, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for each of the three years in the period ended April 30, 2005 described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in
Note 6 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.


Deloitte & Touche LLP
Princeton, New Jersey

June 25, 2007



ANNUAL REPORTS                                                   APRIL 30, 2007



Fund Certification


In September 2006, BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. each filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Forms N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information


All of the net investment income distributions paid by BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. during the taxable year ended April 30, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.



Change in Funds' Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young llp ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. (the "Funds") because it was determined that E&Y is not independent of BlackRock, Inc. and the Funds.

E&Y's reports on the financial statements of the Funds for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion and, except for the restatement information contained in Note 6 to the Financial Statements, were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of each Fund's Board of Directors approved the engagement of Deloitte & Touche llp as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended April 30, 2007.



ANNUAL REPORTS                                                   APRIL 30, 2007



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



ANNUAL REPORTS                                                   APRIL 30, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Funds          Served     Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*  Fund           2005 to    Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011         President      present    Global Chief Investment Officer for Equities,    168 Portfolios
Princeton,            and                       Chairman of the BlackRock Retail Operating
NJ 08543-9011         Director                  Committee, and member of the BlackRock
Age: 52                                         Executive Committee since 2006; President
                                                of the funds advised by Merrill Lynch Investment
                                                Managers, L.P. ("MLIM") and its affiliates
                                                ("MLIM/FAM-advised funds") from 2005 to
                                                2006 and Chief Investment Officer thereof from
                                                2001 to 2006; President of MLIM and Fund Asset
                                                Management, L.P. ("FAM") from 2001 to 2006;
                                                Co-Head (Americas Region) thereof from 2000
                                                to 2001 and Senior Vice President from 1999
                                                to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief
                                                Investment Officer of OppenheimerFunds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the respective Board of Directors.



ANNUAL REPORTS                                                   APRIL 30, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                         Position(s)  Length of                                                  Fund Complex   Directorships
                         Held with    Time                                                       Overseen by    Held by
Name, Address & Age      Funds        Served      Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors*


Ronald W. Forbes**       Director     1997 (MHD)  Professor Emeritus of Finance, School of       47 Funds       None
P.O. Box 9095                         and 1998    Business, State University of New York at      49 Portfolios
Princeton,                            (MUS) to    Albany since 2000 and Professor thereof from
NJ 08543-9095                         present     1989 to 2000; International Consultant, Urban
Age: 66                                           Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery++  Director     1997 (MHD)  Professor, Harvard Business School since       47 Funds       Newell
P.O. Box 9095                         and 1998    1989; Associate Professor, J.L. Kellogg        49 Portfolios  Rubbermaid, Inc.
Princeton,                            (MUS) to    Graduate School of Management, Northwestern                   (manufacturing)
NJ 08543-9095                         present     University from 1985 to 1989; Associate
Age: 54                                           Professor, Graduate School of Business
                                                  Administration, University of Michigan from
                                                  1979 to 1985; Director, Harvard Business
                                                  School Publishing since 2005; Director,
                                                  McLean Hospital since 2005.


Jean Margo Reid          Director     2004 to     Self-employed consultant since 2001; Counsel   47 Funds       None
P.O. Box 9095                         present     of Alliance Capital Management (investment     49 Portfolios
Princeton,                                        adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                     Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                           (investment adviser/broker-dealer) from 1997
                                                  to 2000; Secretary, Sanford C. Bernstein Fund,
                                                  Inc. from 1994 to 2000; Director and Secretary
                                                  of SCB, Inc. since 1998; Director and Secretary
                                                  of SCB Partners, Inc. since 2000; and Director of
                                                  Covenant House from 2001 to 2004.


Roscoe S. Suddarth       Director     2000 to     President, Middle East Institute, from 1995    47 Funds       None
P.O. Box 9095                         present     to 2001; Foreign Service Officer, United       49 Portfolios
Princeton,                                        States Foreign Service, from 1961 to 1995
NJ 08543-9095                                     and Career Minister from 1989 to 1995;
Age: 71                                           Deputy Inspector General, U.S. Department
                                                  of State, from 1991 to 1994; U.S. Ambassador
                                                  to the Hashemite Kingdom of Jordan from
                                                  1987 to 1990.


Richard R. West          Director     1997 (MHD)  Professor of Finance from 1984 to 1995,        47 Funds       Bowne & Co.,
P.O. Box 9095                         and 1998    Dean from 1984 to 1993 and since 1995          49 Portfolios  Inc. (financial
Princeton,                            (MUS) to    Dean Emeritus of New York University's                        printers);
NJ 08543-9095                         present     Leonard N. Stern School of Business                           Vornado Realty
Age: 69                                           Administration.                                               Trust (real
                                                                                                                estate company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Boards of Directors and the Audit Committee.

++ Chair of the Nominating Committee.



ANNUAL REPORTS                                                   APRIL 30, 2007


Officers and Directors (concluded)

                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Funds          Served      Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1997 (MHD)  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      and 1998    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and            (MUS) to    ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer      present     Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                              and 1999    to 1997.
                                     to present


John M. Loffredo      Senior         2002 to     Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from
P.O. Box 9011         Vice           present     2000 to 2006; Director of MLIM from 1997 to 2000.
Princeton,            President
NJ 08543-9011
Age: 43


Karen Clark           Fund Chief     2007 to     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present     BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton,            Officer                    2007; Principal and Senior Compliance Officer, State Street Global Advisors,
NJ 08543-9011                                    from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLC from
Age: 42                                          1998 to 2001; and Branch Chief, Division of Investment Management and Office
                                                 of Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                 Commission, from 1993 to 1998.


Alice A. Pellegrino   Secretary      2004 to     Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present     2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                       with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc.
NJ 08543-9011                                    and Princeton Services from 2004 to 2006.
Age: 47


 * Officers of the Funds serve at the pleasure of the respective Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock:                        Preferred Stock:
The Bank of New York                 The Bank of New York
101 Barclay Street - 11 East         101 Barclay Street - 7 West
New York, NY 10286                   New York, NY 10286


NYSE Symbols
MHD   BlackRock MuniHoldings Fund, Inc.
MUS   BlackRock MuniHoldings Insured Fund, Inc.


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. The Funds' Boards of Directors wish Mr. Zinbarg well in his retirement.



ANNUAL REPORTS                                                   APRIL 30, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



ANNUAL REPORTS                                                   APRIL 30, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ended April 30, 2007 - $29,400
                                    Fiscal Year Ended April 30, 2006 - $57,500

           (b) Audit-Related Fees - Fiscal Year Ended April 30, 2007 - $3,500
                                    Fiscal Year Ended April 30, 2006 - $3,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ended April 30, 2007 - $6,100
                                    Fiscal Year Ended April 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended April 30, 2007 - $0
                                    Fiscal Year Ended April 30, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended April 30, 2007 - $2,711,583
               Fiscal Year Ended April 30, 2006 - $3,439,633

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures Applicable to the Fund
           -----------------------------------------------------------

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of April 30, 2007.

           (a)(1) BlackRock MuniHoldings Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Jaeckel is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. O'Connor has been a member of the Fund's management team since 2006 and Mr. Jaeckel has been the Fund's portfolio manager since 2006.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           (a)(2) As of April 30, 2007:



                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment         Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles         Accounts
   Theodore R.
   Jaeckel, Jr.                    76                 1             0              0                    1            0
                     $ 27,645,300,779     $  29,499,496       $     0        $     0        $  29,499,496      $     0


   Walter
   O'Connor                        76                 0             0              0                    0            0
                     $ 27,645,300,779     $           0       $     0        $     0        $           0      $     0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of April 30, 2007:

           Portfolio Manager Compensation

           The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                Base compensation. Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation. BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                Cash Bonus

                Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                Stock Bonus

                A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                Other Compensation Programs

                Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                Other Benefits

                Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of April 30, 2007,
                  Mr. Jaeckel beneficially owns between $1 and $10,000 in common stock issued by the Fund and Mr. O'Connor does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniHoldings Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Fund, Inc.


Date: June 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Fund, Inc.


Date: June 19, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniHoldings Fund, Inc.


Date: June 19, 2007